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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): June 9, 2006

                            CRIMSON EXPLORATION INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    000-21604                  20-3037840
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)


          480 N. Sam Houston Parkway E., Suite 300, Houston Texas 77060
                    (Address of Principal Executive Offices)

                                 (281) 820-1919
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02         Termination of a Material Definitive Agreement.

          On June 1, 2006, Thomas R. Kaetzer, Senior Vice President of Operations of Crimson Exploration Inc. (the "Company"), gave notice to the Company of his intention to resign his position with the Company, effective June 30, 2006. In connection with his departure, Mr. Kaetzer's employment agreement with the Company, dated April 1, 2005, will be terminated. Pursuant to the terms of the employment agreement Mr. Kaetzer will not receive any payments or other compensation in connection with his resignation and the termination of the employment agreement.

          The employment agreement has a term of two years, ending April 1, 2007, with automatic yearly extensions unless we or Mr. Kaetzer elects not to extend the agreement. The agreement provides for a base salary of $180,000 and, among other things, an annual discretionary bonus of 0% to 70% of the base salary to be established by the Board of Directors or a duly authorized committee. In addition, the agreement provides for severance and change-in-control payments in the event the Company terminates Mr. Kaetzer's employment "without Cause" or if he terminates for "Good Reason," each as defined in the employment agreement (Mr. Kaetzer's resignation will not trigger such payments). The employment agreement with Mr. Kaetzer is attached as Exhibit
99.1 and incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits.

(c)           Exhibits

Exhibit Number                             Description
Exhibit 99.1 Employment Agreement, dated April 1, 1999, between the Company and Thomas R. Kaetzer Employment Agreement between Thomas R. Kaetzer and GulfWest Energy Inc., dated April 1, 2005. (Previously filed with the Company's Post Effective Amendment No. 1 to the Registration Statement on Form S-1, Reg. No. 333-116048, filed with the Commission on April 6, 2005.)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CRIMSON EXPLORATION INC.

Date:    June 9, 2006          /s/ E. Joseph Grady
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                               E. Joseph Grady
                               Senior Vice President and Chief Financial Officer